Exhibit 10.18

(English Translation)

Construction contract of construction project

(GF——1999——0201)

Employer: Qingdao Xudong Real Estate Development Co., Ltd.
Contractor: Qingdao Longhai Construction Group Co., Ltd.

Part One
Agreement

Employers (full name): Qingdao Xudong Real Estate Development Co., Ltd.
Contractor (full name): Qingdao Longhai Construction Group Co., Ltd.

Both parties agreed on the project terms and signed a contract, which is according to “Contract Law of the People’s Republic of China”, “CONSTRUCTION LAW OF THE PEOPLES REPUBLIC OF CHINA” and Other relevant laws and administrative regulations.

On the basis of keeping to principle of equality, voluntary and good faith:

1. Project Overview

Name:	Dongli Garden, Phase One
Address:	21 East Jiushui Road, Licang District
Content:	32 multi-floor buildings, 8 high-floor buildings, street-facing shopping stores, with an aggregate construction area of 213,000 Square Meters

The form of additional contractor business of the group projection: (Annex 1)
Approve Number:
Source of fund: Funds raising

2. Scope of Construction

Scope of Construction: Civil work, installation, water, utility and heating system

3. Contract duration

Commencement date: May 28, 2007
Completion date: December 27, 2008
Total days:

4. Quality Standards

Construction Quality Standards: Qualified 5. Contact Price Amount (Capital): RMB 244 million Yuan 6. Related files of contacts: This includes:

1)	This Contract

2)	Notification of award
3)	Form of Tender and its attachments
4)	Special terms and conditions of the contact
5)	General terms and conditions of the contact
6)	Standard specifications and relative files
7)	Blueprint
8)	Bill of Quantities
9)	Priced BOQ or Budget document

Written agreements or documents between the parties on the project shall be deemed as a part of this contract.

7.   Some words of the agreements are given the same definition in the “General terms and Conditions” Part two.

8.   Contractors promise Employers that they will work and finish the project in accordance with the terms of the contract. And they will also assume the obligations still under guaranty.

9.   Contractors promise Employers that they will pay the price and other sums based on the contract rate and payment within contract date.

10. Execution of contract

Time: October 8, 2006
Address:

The contract will take effect immediately after both parties’ sign which is defined by employers and contractors.

Employer: Qingdao Xudong Real Estate Development	Contactor: Qingdao Longhai Construction Group Co.,
Co., Ltd. (Seal)	Ltd.
Address	Address
Legal Representative:	Legal Representative:
Authorized person:	Authorized person:
Deposit bank:	Deposit bank:
Tel:	Tel:
Fax:	Fax:
Postcode:	Postcode:

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